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DERIVED 8/6/03

$27,000,000

Classes M-2 and M-3 Mezzanine Certificates Offered

(Approximate)

$26,125,000

Class B-1, Class B-2 & B-3

Subordinate Certificates Offered

(Approximate)

$550,000,000

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

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CLASS M-2

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class M-2 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	3.06%	6.71%	8.20%
Wtd Ave Life	9.6	10.1	10.6
Modified Duration	8.3	7.6	7.3
Total Coll Losses to Maturity	15.73%	13.79%	11.99%
B/E CDR	13.00%	10.85%	9.05%
Loss on M-2	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class M-2 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	3.06%	6.78%	8.26%
Wtd Ave Life	10.2	10.7	11.2
Modified Duration	8.7	7.9	7.5
Total Coll Losses to Maturity	16.44%	14.26%	12.31%
B/E CDR	10.55%	8.75%	7.30%
Loss on M-2	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

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CLASS M-3

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class M-3 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	3.47%	7.44%	8.84%
Wtd Ave Life	13.0	13.5	14.3
Modified Duration	10.5	8.9	8.4
Total Coll Losses to Maturity	14.87%	12.80%	11.02%
B/E CDR	12.05%	9.85%	8.15%
Loss on M-3	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class M-3 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	3.47%	7.47%	8.85%
Wtd Ave Life	13.5	14.0	14.5
Modified Duration	10.8	9.1	8.5
Total Coll Losses to Maturity	15.53%	13.20%	11.25%
B/E CDR	9.80%	7.95%	6.55%
Loss on M-3	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

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CLASS B-1

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-1 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	4.86%	8.61%	9.71%
Wtd Ave Life	12.0	12.6	13.4
Modified Duration	9.0	7.9	7.6
Total Coll Losses to Maturity	12.96%	10.74%	9.09%
B/E CDR	10.05%	7.90%	6.45%
Loss on B-1	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-1 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	4.86%	8.64%	9.72%
Wtd Ave Life	12.6	13.2	13.4
Modified Duration	9.4	8.1	7.6
Total Coll Losses to Maturity	13.54%	11.10%	9.24%
B/E CDR	8.25%	6.45%	5.20%
Loss on B-1	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

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CLASS B-2

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-2 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	5.88%	9.30%	10.00%
Wtd Ave Life	12.9	13.8	14.3
Modified Duration	9.0	7.9	7.7
Total Coll Losses to Maturity	11.56%	9.32%	7.62%
B/E CDR	8.70%	6.65%	5.25%
Loss on B-2	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-2 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	5.87%	9.32%	10.00%
Wtd Ave Life	12.6	14.3	14.8
Modified Duration	8.8	8.0	7.8
Total Coll Losses to Maturity	11.90%	9.61%	7.81%
B/E CDR	7.05%	5.45%	4.30%
Loss on B-2	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

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CLASS B-3

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-3 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	5.89%	9.49%	10.01%
Wtd Ave Life	12.9	13.7	14.9
Modified Duration	9.7	8.0	7.8
Total Coll Losses to Maturity	10.42%	8.42%	6.79%
B/E CDR	7.65%	5.90%	4.60%
Loss on B-3	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points that can be sustained without a writedown to Class B-3 at 100% of the Prospectus Prepayment Curve (PPC).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	5.90%	9.50%	10.36%
Wtd Ave Life	13.9	14.3	13.7
Modified Duration	10.3	8.1	7.7
Total Coll Losses to Maturity	10.90%	8.69%	6.83%
B/E CDR	6.35%	4.85%	3.70%
Loss on B-3	-	-	-
Libor	Spot	Forward	Fwd + 150 bps

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CLASS B-3

CDR Analysis

The tables below show yield of Class B-3 at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points, at 100% of the Prospectus Prepayment Curve (PPC) and 100% of the Declaration CDR Curve (see Apendix B).  The calculations assume a 45% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 1

Yield	5.07%	-11.84%	-20.39%
Wtd Ave Life	14.6	-	-
Modified Duration	9.6	4.7	3.9
Total Coll Losses to Maturity	8.02%	8.08%	8.09%
Loss on B-3	14.53%	100.00%	100.00%
Libor	Spot	Forward	Fwd + 150 bps

The tables below show yield of Class B-3 at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 150 basis points, at 100% of the Prospectus Prepayment Curve (PPC) and 100% of the Declaration CDR Curve (see Apendix B).  The calculations assume a 55% loss severity, 6-month lag between default and loss, run to maturity and the deal stepdown does not occur.

Scenario 2

Yield	-17.56%	-26.57%	-37.10%
Wtd Ave Life	-	-	-
Modified Duration	5.7	3.9	3.4
Total Coll Losses to Maturity	9.81%	9.88%	9.89%
Loss on B-3	100.00%	100.00%	100.00%
Libor	Spot	Forward	Fwd + 150 bps

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Appendix A

Forward Libor:

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Appendix B

100% of the Declaration CDR Curve: